     As filed with the Securities and Exchange Commission on July 20, 2000
                                                     Registration No. 333-35826
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                           AXYS PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                  22-2969941
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

                              --------------------

                                 180 KIMBALL WAY
                          SOUTH SAN FRANCISCO, CA 94080
                                 (650) 829-1000
                   (Address, including zip code, and telephone
                         number, including area code, of
                        registrant's principal executive
                                    offices)

                              --------------------

                             WILLIAM J. NEWELL, ESQ.
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                           AXYS PHARMACEUTICALS, INC.
                                 180 KIMBALL WAY
                          SOUTH SAN FRANCISCO, CA 94080
                                 (650) 829-1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

                                   Copies to:
                             ALAN C. MENDELSON, ESQ.
                                Latham & Watkins
                            135 Common Wealth Drive
                              Menlo Park, CA 94025
                                 (650) 328-4600

                              ---------------------

            APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE
         PUBLIC: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS
                             REGISTRATION STATEMENT.

                              ---------------------


================================================================================

--------------------------------------------------------------------------------

                               Explanatory Note:

This Post-Effective Amendment No. 1 to Form S-3 Registration Statement is being filed solely to add exhibits to Registration Statement No. 333-35826 in accordance with Rule 462(d) under the Securities Act

ITEM 16. EXHIBITS.

    The following exhibits are filed with this Registration Statement:


EXHIBIT
NUMBER           DESCRIPTION OF EXHIBIT

1.1              Form of Common Stock Purchase Agreement.
4.1              Amended and Restated Certificate of Incorporation
                 (Incorporated by reference to Exhibit 3.1 to Registrant's 1997
                 Annual Report on Form 10-K filed on March, 31, 1998).
4.2              Amended and Restated Bylaws (incorporated by reference to
                 Exhibit 3.3 to the Registrant's Registration Statement on Form
                 S-1 filed October 5, 1993, as amended, Regs. No. 33-69972).
4.3              Rights Agreement, dated as of October 8, 1998, among the
                 Registrant and ChaseMellon Shareholders Services, LLC
                 (incorporated by reference to Exhibit 99.2 to Registrant's
                 Current Report on Form 8-K, dated October 8, 1998).
5.1              Opinion of Latham & Watkins.
23.1             Consent of Ernst & Young LLP, independent auditors.
23.2             Consent of Latham & Watkins (included in Exhibit 5.1).
24.1 Power of Attorney (included on page II-4 of Registrant's initial Registration Statement on Form S-3, filed on April 28,
                 2000, being amended hereby).

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of South San Francisco, State of California on July 20, 2000.

                                         AXYS PHARMACEUTICALS, INC.

                                         By: /s/     *
                                            ------------------------------------
                                                John P. Walker
                                                Chief Executive Officer and
                                                Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


                     SIGNATURE                                  TITLE                          DATE
---------------------------------------------------  --------------------------------  -------------------
                                                     Chief Executive Officer,
                                                     Chairman of the Board,               July 20, 2000
/S/     *                                            Director (Principal
------------------------------------                 Executive Officer and
John P. Walker                                       Principal Financial Officer)


                                                     Director of Financial
                                                     Planning and Analysis &              July 20, 2000
/s/     *                                            Controller (Principal
------------------------------------                 Accounting Officer)
Mark B. Lucky


/s/     *                                            Director                             July 20, 2000
------------------------------------
Ann M. Arvin, MD.

/s/     *                                            Director                             July 20, 2000
------------------------------------
Vaughn M. Kailian

/s/     *                                            Director                             July 20, 2000
------------------------------------
Donald Kennedy, Ph.D.

/s/     *                                            Director                             July 20, 2000
------------------------------------
Irwin Lerner

/s/     *                                            Director                             July 20, 2000
------------------------------------
Alan C. Mendelson

/s/     *                                            Director                             July 20, 2000
------------------------------------
J. Leighton Read, M.D.

*  /s/ William J. Newell
   ---------------------------------
   William J. Newell
   Attorney-in-Fact

                INDEX TO EXHIBITS


        EXHIBIT
        NUMBER           DESCRIPTION
        ------           -----------
        1.1              Form of Common Stock Purchase Agreement.
        4.1              Amended and Restated Certificate of Incorporation
                         (Incorporated by reference to Exhibit 3.1 to
                         Registrant's 1997 Annual Report on Form 10-K filed on
                         March, 31, 1998).
        4.2              Amended and Restated Bylaws (incorporated by reference
                         to Exhibit 3.3 to the Registrant's Registration
                         Statement on Form S-1 filed October 5, 1993, as
                         amended, Regs. No. 33-69972).
        4.3              Rights Agreement, dated as of October 8, 1998, among
                         the Registrant and ChaseMellon Shareholders Services,
                         LLC (incorporated by reference to Exhibit 99.2 to
                         Registrant's Current Report on Form 8-K, dated
                         October 8, 1998).
        5.1              Opinion of Latham & Watkins.
        23.1             Consent of Ernst & Young LLP, independent auditors.
        23.2             Consent of Latham & Watkins (included in Exhibit 5.1).
        24.1             Power of Attorney (included on page II-4 of
                         Registrant's initial Registration Statement on Form
                         S-3, filed on April 28, 2000, being amended hereby).
